UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2005

The Laclede Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	1-16681	74-2976504
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

720 Olive Street, St. Louis, Missouri		63101
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	314-342-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Laclede Gas Company
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	1-1822	43-0368139
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

720 Olive Street, St. Louis, Missouri		63101
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	314-342-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 11, 2005, Laclede Gas Company and Cellnet Technology, Inc. executed an Automated Meter Reading Services Agreement pursuant to which Cellnet will provide certain services to Laclede. Under the agreement, Cellnet will provide turnkey meter readings to Laclede - it will perform and provide to Laclede automated reads of Laclede's meters. Cellnet will also provide data acquisition and management services to Laclede.

Laclede will pay Cellnet on a per-read basis, with Cellnet being subject to monetary penalties if it is unable to achieve a certain reliability performance level. The initial installation of the automated meter reading devices will be performed principally by Cellnet with the initial deployment occurring during the 24 months following the execution of the agreement. Cellnet will install and own the equipment and systems necessary to provide the services under the agreement and will provide all maintenance thereon.

The term of the agreement is 15 years and may be extended upon mutual agreement of the parties. Cellnet is obligated at Laclede's request, as long as Laclede is not in breach of the agreement, to continue to perform services for up to 18 months after the expiration or earlier termination of the agreement. Either party may terminate the agreement in the event of a material breach by the other party that is not cured within 45 business days after written notice. Additionally, the non-breaching party may suspend performance and seek damages. The agreement also contains insurance, indemnification and disaster recovery provisions.

Item 7.01. Regulation FD Disclosure.

On March 16, 2005, Laclede Gas issued the press release attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 - Press release issued March 16, 2005

The information contained in Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Laclede Group, Inc.

March 16, 2005	By:	Douglas H. Yaeger

Name: Douglas H. Yaeger
Title: Chairman of the Board, President and Chief Executive Officer

Laclede Gas Company

March 16, 2005	By:	Barry C. Cooper

Name: Barry C. Cooper
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued March 16, 2005